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VIRCO MFG. CORPORATION

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Virco Mfg. Corporation
2027 Harpers Way
Torrance, California 90501

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 20, 2006

The Annual Meeting of Stockholders of Virco Mfg. Corporation, a Delaware corporation, will be held at 10:00 a.m. on Tuesday, June 20, 2006, at 2027 Harpers Way, Torrance, California, for the following purposes:

1. To elect three directors to serve until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualified;

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2006; and

3. To transact such other business as may properly come before the meeting.

These items are more fully described in the following pages, which are made part of this notice.

The Board of Directors has fixed the close of business on April 21, 2006, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments and postponements thereof. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting. Most stockholders have three options for submitting their vote: (1) via the Internet, (2) by phone or (3) by mail, using the paper proxy card. For further details, see your proxy card. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient for you, and it also saves your Company significant postage and processing costs.

By Order of the Board of Directors

/s/  Robert E. Dose
Robert E. Dose
Secretary

Torrance, California
May 23, 2006

Virco Mfg. Corporation
2027 Harpers Way
Torrance, California 90501

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS, June 20, 2006

GENERAL INFORMATION

This Proxy Statement is being mailed to stockholders of Virco Mfg. Corporation, a Delaware corporation (the “Company”), on or about May 23, 2006, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on Tuesday, June 20, 2006 at 10:00 a.m. at 2027 Harpers Way, Torrance, California, and any and all adjournments and postponements thereof.

The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, Proxy Statement and form of proxy and the solicitation of proxies will be paid by the Company. Proxies may be solicited in person or by telephone, telegraph, e-mail or other electronic means by personnel of the Company who will not receive any additional compensation for such solicitation. The Company will pay brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals.

RECORD DATE AND VOTING

The close of business on April 21, 2006, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. On that date there were 13,137,288 shares of the Company’s Common Stock, par value $.01 per share, outstanding. All voting rights are vested exclusively in the holders of the Company’s Common Stock. Each share is entitled to one vote on any matter that may be presented for consideration and action by the stockholders, except that as to the election of directors, stockholders may cumulate their votes. Because three directors are to be elected, cumulative voting means that each stockholder may cast a number of votes equal to three times the number of shares actually owned. That number of votes may be cast for one nominee, divided equally among each of the nominees or divided among the nominees in any other manner.

In all matters other than the election of directors, the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter would be the act of the stockholders. Directors will be elected by a plurality of the votes of the Common Stock present in person or represented by proxy. Abstentions will be treated as the equivalent of a negative vote for the purpose of determining whether a proposal other than the election of directors has been adopted and will have no effect for the purpose of determining whether a director has been elected. Broker non-votes are not counted for the purpose of determining the votes cast on a proposal.

Proxies will be voted for management’s nominees for election as directors and in accordance with the recommendations of the Board of Directors contained in the Proxy Statement, unless the stockholder otherwise directs in his or her proxy. Where the stockholder has appropriately directed how the proxy is to be voted, it will be voted according to his or her direction. Any stockholder has the power to revoke his or her proxy at any time before it is voted at the meeting by submitting written notice of revocation to the Secretary of the Company at 2027 Harpers Way, Torrance, California 90501, by filing a duly executed proxy bearing a later date, either in person at the annual meeting, via the Internet, by telephone, or by mail. Please consult the instructions included with your proxy card.

PROPOSAL 1

ELECTION OF DIRECTORS

The Certificate of Incorporation of the Company provides for the division of the Board of Directors into three classes as nearly equal in number as possible. In accordance with the Certificate of Incorporation, the Board of Directors has nominated Robert A. Virtue, Robert K. Montgomery and Donald A. Patrick (each of whom is currently a director) to serve as directors in Class III of the Board of Directors with a term expiring in 2009.

It is intended that the proxies solicited by this Proxy Statement will be voted in favor of the election of Messrs. Virtue, Montgomery and Patrick, unless authority to do so is withheld. Should any of such nominees be unable to serve as a director or should any additional vacancy occur before the election (which events are not anticipated), proxies may be voted for a substitute nominee selected by the Board of Directors or the authorized number of directors may be reduced. If for any reason the authorized number of directors is reduced, the proxies will be voted, in the absence of instructions to the contrary, for the election of the remaining nominees named in this Proxy Statement. In the event that any person other than the nominees named below should be nominated for election as a director, the proxies may be voted cumulatively for less than all of the nominees.

The following table sets forth certain information with respect to each of the nominees, as well as each of the six continuing directors. The Board of Directors recommends that you vote “FOR” the election of the Class III nominees.

			Director
Name	Age	Principal Occupation	Since

Nominees for Directors Whose Terms Expire in 2009:
Robert A. Virtue	73	Chairman of the Board and Chief Executive Officer of the Company since 1990; President of the Company since August 1982.	1956
Robert K. Montgomery	67	Partner of Gibson, Dunn & Crutcher LLP law firm since 1971.	2000
Donald A. Patrick	81	Vice President and founder of Diversified Business Resources, Inc. (mergers, acquisitions and business consultants, 1988-2004).	1983
Continuing Directors Whose Terms Expire in 2007:
Douglas A. Virtue	47	Executive Vice President of the Company since December 1997; previously General Manager of the Torrance Division of the Company.	1992
Evan M. Gruber	52	Chief Executive Officer and Chairman of the Board of Class Leasing, Inc. since 2004; previously Chief Executive Officer and Chairman of the Board of Modtech Holdings, Inc.	2002
Albert J. Moyer	62	Board member of LaserCard Corporation, Collectors Universe, Inc. and California Amplifier, Inc.; Chief Financial Officer for QAD Inc. (1998-2000); President of the commercial division of the Profit Recovery Group International, Inc. (2000); consultant to QAD Inc. (2000-2002); Chief Financial Officer of Allergan Inc. (1995-1998).	2004
Continuing Directors Whose Terms Expire in 2008:
Donald S. Friesz	76	Vice President Sales and Marketing of the Company from 1982 to February 1996. Mr. Friesz has been retired since 1996.	1992
Glen D. Parish	68	Vice President of the Company and General Manager of the Conway Division from 1999 to 2004; previously Vice President of Conway Sales and Marketing. Mr. Parish has been retired since 2004.	1999
James R. Wilburn	73	Dean of the School of Public Policy, Pepperdine University, since September 1997; previously Dean of the School of Business and Management, Pepperdine University (1982-1994); Professor of Business Strategy, Pepperdine University (1994-1996); Board member of The Olsen Company since 1990 and Independence Bank since 2004.	1986

BOARD COMMITTEES, MEETINGS & COMPENSATION

Meetings and Compensation

Each director of the Company serving in 2005 attended at least 75% of the 2005 meetings of the Board of Directors and each committee on which he served. The Board of Directors held six meetings in 2005. The Board of Directors has determined the following directors, which constitute a majority of the Board of Directors, to be “independent” as defined by the American Stock Exchange listing standards: Messrs. Friesz, Gruber, Moyer, Montgomery, Patrick and Wilburn. Directors who are also officers of the Company receive no additional compensation for their services as directors. For the first three quarters of the year, non-employee directors received a retainer of $4,000 per quarter, an additional annual retainer of $2,000 per year for Committee chairmen, a fee of $1,000 for each Board meeting, a fee of $500 for each telephonic Board meeting and a fee of $750 for each committee meeting attended. On June 7, 2005, Messrs. Friesz, Gruber, Moyer, Montgomery, Patrick, Wilburn and Parish each received options to purchase 2,000 shares of Common Stock at $7.20 per share. Effective November 1, 2005, the non-employee director compensation program was modified to eliminate per meeting compensation and provide for an annual retainer of $50,000, of which (i) 75% is paid in equal quarterly installments and (ii) 25% is paid in the form of restricted stock grants, granted on the date of the annual shareholders meeting. In addition, each non-employee director is paid an annual retainer for each committee on which such director serves. Retainers for committee members are as follows: Audit Committee chair $7,500, Audit Committee member $4,500, Corporate Governance/Nominating Committee chair $5,000, Corporate Governance/Nominating Committee member $3,000, Compensation Committee chair $5,000, Compensation Committee member $3,000. In January 2006, the Company cancelled all existing options for Common Stock previously granted by the Company for services as a director and held by the Company’s non-employee directors and granted restricted stock units to such non-employee directors in an amount equal to the number of options cancelled. The Company has established a pension plan for non-employee directors who have served as such for at least 10 years, providing for a series of quarterly payments (equal to the portion paid to the non-employee directors’ annual service fee) for such director’s lifetime following the date on which such director ceases to be a director for any reason other than death. Effective December 31, 2003, the Company froze all future benefit accruals under the pension plan.

Audit Committee

The Board of Directors has a standing Audit Committee that in 2005 was composed of Messrs. Gruber (Chair) Friesz, Moyer and Patrick. The Audit Committee held two on-site meetings and four telephonic meetings in 2005. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this proxy statement. The functions of the Audit Committee include reviewing the financial statements of the Company, the scope of the annual audit by the Company’s independent auditors and the audit reports rendered by such independent auditors. Among other things, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditors, reviews the independent auditors’ qualifications and independence, reviews the plans and results of the audit engagement with the independent auditors, approves professional services provided by the independent auditors and approves financial reporting principles and policies, considers the range of audit and non-audit fees, reviews the adequacy of the Company’s internal accounting controls and works to ensure the integrity of financial information supplied to stockholders. The Audit Committee also has the other responsibilities enumerated in its charter, and examines and considers additional matters as it deems appropriate. The Audit Committee’s charter is available to stockholders on our website, at www.virco.com. Each of the Audit Committee members is an “independent director” as defined by the listing standards of the American Stock Exchange. The Board of Directors has determined that Mr. Gruber, who is the chair of the Audit Committee, qualifies as an “audit committee financial expert”, as that term is defined in Item 401(h)(2) of Regulation S-K of the Securities Exchange Act of 1934. The Board reevaluates the composition of the Audit Committee on an annual basis to ensure that its composition remains in the best interests of the Company and its stockholders.

Compensation Committee

The Board of Directors has a standing Compensation Committee that in 2005 was composed of Messrs. Patrick (Chair), Montgomery and Wilburn, all of whom are “independent directors” as defined in the listing standards of the American Stock Exchange. The function of this Committee is to make recommendations to the Board regarding changes in salaries and benefits. The Compensation Committee held two meetings in 2005. The Compensation Committee acts pursuant to a written charter adopted by the Board of Directors, a copy of which is available to stockholders on our website, at www.virco.com.

Corporate Governance/Nominating Committee

The Board of Directors has a Corporate Governance/Nominating Committee which is comprised of Messrs. Montgomery (Chair), Friesz, Gruber, Patrick, Moyer and Wilburn, all of whom are “independent directors” as defined in the listing standards of the American Stock Exchange. During fiscal 2005, the Corporate Governance/ Nominating Committee held three meetings in executive sessions outside the presence of management and intends to hold at least two such meetings in fiscal 2006 as well.

The Corporate Governance/ Nominating Committee’s function is to identify and recommend from time to time candidates for nomination for election as directors of the Company. Candidates may come to the attention of the Corporate Governance/ Nominating Committee through members of the Board of Directors, stockholders or other persons. Consideration of new Board nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. Candidates are evaluated at regular or special meetings, and may be considered at any point during the year, depending on the Company’s needs. The Corporate Governance/Nominating Committee acts pursuant to a written charter adopted by the Board of Directors, a copy of which is available to stockholders on our website, at www.virco.com. In evaluating nominations, the Corporate Governance/Nominating Committee considers a variety of criteria, including business experience and skills, independence, judgment, integrity, the ability to commit sufficient time and attention to Board of Directors activities and the absence of potential conflicts with the Company’s interests. The Corporate Governance/ Nominating Committee has not established any specific minimum qualification standards for nominees to the Board, although from time to time the Corporate Governance/Nominating Committee may identify certain skills or attributes (e.g., financial experience, business experience) as being particularly desirable to meet specific Board needs that may arise. To nominate a prospective nominee for the Corporate Governance/ Nominating Committee’s consideration, you may submit, in accordance with the Company’s bylaws, a candidate’s name and qualifications to Virco’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501.

Communications with the Board of Directors

Any stockholder interested in communicating with individual members of the Board of Directors, the Board of Directors as a whole, any of the committees of the Board or the independent directors as a group may send written communications to the Board of Directors or any of the directors to the Company at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary. Communications received in writing are forwarded to the Board of Directors, committee or individual director or directors to whom the communication is directed, unless, in his discretion, the Secretary determines that the communication is of a commercial or frivolous nature, is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is otherwise inappropriate for the Board’s consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response. The Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. Directors are expected to attend the annual meetings of stockholders. Last year eight of the nine directors attended the annual meeting. The independent directors hold two regularly scheduled executive session meetings outside the presence of management as well as additional such meetings as are necessary. Mr. Moyer currently functions as the lead independent director. The lead independent director position rotates among the independent directors periodically as determined by the independent directors.

SECURITY OWNERSHIP

Shares Owned By Management and Principal Stockholders

The following table sets forth information as of April 21, 2006 (unless otherwise indicated), relating to the beneficial ownership of the Company’s Common Stock (i) by each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company, (ii) by each director or nominee of the Company, (iii) by each executive officer of the Company named in the Summary Compensation Table below and (iv) by all executive officers and directors of the Company as a group. The number of shares beneficially owned is deemed to include shares of Common Stock in which the persons named have or share either investment or voting power. Unless otherwise indicated, the mailing address of each of the persons named is 2027 Harpers Way, Torrance, California 90501.

	Amount and Nature
	of Beneficial		Percent of
Name of Beneficial Owner	Ownership(1)		Class

Bruce S. Sherman/Gregg J. Powers(2)	1,436,812		10.94%
Nancy Virtue-Cutshall(3)	911,856		6.94%
Rodger Virtue	713,672		5.43%
Kathleen Virtue-Young(4)	671,137		5.11%
Buckhead Capital Management LLC(5)	666,390		5.07%
Robert A. Virtue	335,380		2.55%
Chairman of the Board of Directors,
Chief Executive Officer(6)
Douglas A. Virtue	569,308		4.33%
Director, Executive Vice President
Donald S. Friesz	62,639		(7)
Director
Evan M. Gruber	2,500		(7)
Director
Albert J. Moyer	0		(7)
Director
Robert K. Montgomery	0		(7)
Director
Glen D. Parish	26,833		(7)
Director, Former Vice President, General Manager
Donald A. Patrick	53,068		(7)
Director
James R. Wilburn	4,778		(7)
Director
Robert E. Dose	54,503		(7)
Vice President Finance, Secretary, Treasurer
Lori L. Swafford	26,255		(7)
Vice President, Legal Affairs
Larry O. Wonder	33,983		(7)
Vice President, Sales
All executive officers and directors as a group (18 persons)	1,274,616	(8)	9.58	%(8)

(1)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to the knowledge of the Company, the persons named in this table have sole voting and investment power with respect to all shares beneficially owned by them. For purposes of this table, a person is deemed to have “beneficial ownership” as of a given date of any security that such person has the right to acquire within 60 days after such date. Amounts for Messrs. Robert Virtue, Douglas Virtue, Friesz, Gruber, Moyer, Montgomery, Parish, Patrick,

Wilburn, Dose, Swafford, Wonder, and all executive officers and directors as a group, include 7,027, 5,658, 0, 0, 0, 0, 16,345, 0, 0, 41,799, 19,252, 23,758 and 220,110 shares issuable upon exercise of options or conversion of restricted stock units, respectively, and 15,268, 11,823, 0, 0, 0, 0, 6,384, 0, 0, 5,300, 890, 6,633 and 46,860 shares held under the Company’s 401(k) Plan as of April 21, 2006, respectively.

(2)	As of February 14, 2006, according to public filings, Bruce S. Sherman is Chief Executive Officer of Private Capital Management, Inc. (“PCM”) and Gregg J. Powers is President of PCM. In these capacities, Messrs. Sherman and Powers exercise shared dispositive and voting power with respect to 1,436,812 shares held by PCM’s clients and managed by PCM. Mr. Sherman has sole dispositive and voting power with respect to 50,123 shares. Messrs. Sherman and Powers disclaim beneficial ownership for the shares held by PCM’s clients and disclaim the existence of a group. The address for Messrs. Sherman and Powers is 8889 Pelican Bay Blvd., Naples, Florida 34108.

(3)	Includes 327,423 shares held by a trust of which Ms. Cutshall is the sole trustee.

(4)	Includes 159,153 shares held by a trust of which Ms. Young is the trustee possessing both voting and dispositive power over these shares.

(5)	The data reported is based upon information supplied by AMEXONLINE and reflects the holdings of Buckhead Capital Management LLC as of March 31, 2006.

(6)	Does not include 1,653,646 shares owned beneficially by Mr. Robert Virtue’s adult children, including Mr. Douglas Virtue, as to which Mr. Robert Virtue disclaims beneficial ownership.

(7)	Less than 1%.

(8)	Douglas Virtue is Robert Virtue’s son. The total number of shares beneficially owned by Mr. Robert A. Virtue, his brothers Raymond W. Virtue and Richard J. Virtue, his sister, Nancy Virtue-Cutshall, their children and their mother, Mrs. Julian A. Virtue, aggregate 5,991,464 shares or 45.56% of the total shares of Common Stock outstanding. Robert A. Virtue, Richard J. Virtue, Raymond W. Virtue, Nancy Virtue-Cutshall and certain of their respective spouses and children (the “Stockholders”) and the Company have entered into an agreement with respect to certain shares of the Company’s Common Stock received by the Stockholders as gifts from the founder, Julian A. Virtue, including shares received in subsequent stock dividends in respect of such shares. Under the agreement, each Stockholder who proposes to sell any of such shares is required to provide the remaining Stockholders notice of the terms of such proposed sale. Each of the remaining Stockholders is entitled to purchase any or all of such shares on the terms set forth in the notice. The Company may purchase any shares not purchased by such remaining Stockholders on such terms. The agreement also provides for a similar right of first refusal in the event of the death or bankruptcy of a Stockholder, except that the purchase price for the shares is to be based upon the then prevailing sales price of the Company’s Common Stock on the American Stock Exchange.

All information with respect to beneficial ownership of the shares referred to above is based upon filings made by the respective beneficial owners with the Securities and Exchange Commission or information provided to the Company by such beneficial owners.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation for services rendered in all capacities to the Company and its subsidiaries during the years indicated for the Chief Executive Officer and the other four most highly compensated officers of the Company:

				Long-Term
		Annual Compensation		Compensation
				Restricted
				Stock	All Other
Name and Principal Position	Year	Salary(1)	Bonus	Awards(2)	Compensation(3)

Robert A. Virtue	2005	$421,233	$—	$—	$—
Chairman of the Board and	2004	385,811	—	—	—
Chief Executive Officer	2003	393,923	—	—	9,400
Douglas A. Virtue	2005	222,873	—	—	—
Executive Vice President	2004	214,903	—	—	—
	2003	184,996	—	—	3,900
Robert E. Dose	2005	222,688	—	—	—
Vice President, Finance,	2004	216,378	—	103,650	—
Secretary and Treasurer	2003	202,553	—	—	4,700
Lori L. Swafford	2005	205,989	—	—	—
Vice President, Legal Affairs	2004	197,810	—	103,650	—
	2003	165,020	—	—	2,600
Larry O. Wonder	2005	191,985	—	—	—
Vice President, Sales	2004	203,235	—	103,650	3,900
	2003	189,754	—	—	3,900

(1)	Excludes compensation in the form of other personal benefits, which, for each of the executive officers, did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for each year.

(2)	Granted pursuant to the Company’s 1997 Stock Incentive Plans.

(3)	Consists primarily of amounts representing the value of Company-paid split-dollar premiums under the Management Employees Life Insurance Plan. See “Management Employees Life Insurance Plan” and “Executive Survivorship Life Insurance Plan.” The foregoing amounts represent the actuarial value of the benefit to the executive officers of the current year’s insurance premium paid by the Company in excess of that required to fund the death benefits under the policies. Effective January 2004, the Company terminated the life insurance plan, other than for one employee due to extenuating circumstances. The Company eliminated the plan for active employees altogether prior to January 31, 2006.

Option Grants in Last Fiscal Year

The Company did not grant any stock options or stock appreciation rights to any of the executive officers named in the Summary Compensation Table above during the fiscal year ended January 31, 2006.

Aggregated Option Exercises and Year-End Option Values

Shown below is information relating to the exercise of stock options during the fiscal year ended January 31, 2006, for each executive officer of the Company named in the Summary Compensation Table above:

			Number of Unexercised	Value of Unexercised
			Options at	In-the-Money Options
	Shares Acquired	Value	Fiscal Year-End	at Fiscal Year-End(1)
Name	on Exercise	Realized	(Exercisable/Unexercisable)	(Exercisable/Unexercisable)

Robert A. Virtue	—	$—	7,027 / —	$ — / —
Douglas A. Virtue	—	—	23,758 / —	— / —
Robert E. Dose	—	—	41,799 / —	5,988 / —
Lori L. Swafford	—	—	7,027 / —	— / —
Larry O. Wonder	—	—	5,685 / —	1,019 / —

(1)	Calculated using closing price on January 31, 2006 of $6.64.

Restricted Stock Awards in Last Fiscal Year

The Company did not grant any restricted stock awards to any of the executive officers named in the Summary Compensation Table above during the fiscal year ended January 31, 2006.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information with respect to compensation plans (including individual compensation arrangements) under which equity securities of Virco are authorized for issuance to employees or non-employees (such as directors, consultants, advisors, vendors, customers, suppliers or lenders), as of January 31, 2006:

Number of securities
remaining available for
future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
Plan category	warrants and rights	warrants and rights	column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	293,000	$11.56	116,000
Equity compensation plans not approved by security holders	None	None	None

Total	293,000	$11.56	116,000

Virco Important Performers Plan

In August 1985, the Board of Directors adopted the Virco Important Performers Plan (the “VIP Plan”), which is a nonqualified plan providing additional retirement and death benefits for certain employees identified by the Board of Directors or the committee administering the plan as contributing materially to the continued growth, development and future business of the Company. The VIP Plan provides that each officer or employee whose annual base salary exceeds $95,000 will be a participant in the plan. Benefits under the VIP Plan are payable to or on behalf of each participant upon retirement, normally at age 62, or upon death prior to retirement. The Company is funding its obligations under the VIP Plan through the purchase of life insurance policies on the participants.

Under the VIP Plan, each participant will receive a benefit payable at retirement equal to 50% of the average base salary during the last five years offset by the monthly benefit accrued under the Employees Retirement Plan. Retirement benefits provided under the plan vest 30% after three years of service and fully after 10 years of service. Participants with fewer than ten years of participation who retire after reaching age 62 will be entitled to a reduced pro rata benefits based on the number of years they have participated in the VIP Plan.

In the event of the death of a participant prior to retirement, death benefits are payable for a 15-year period to the deceased participant’s beneficiaries.

Effective December 31, 2003, the Company froze benefit accruals under the plan. It is the intent of the Company to restore a retirement benefit when the Company’s financial condition allows.

Employees Retirement Plan

The Employees Retirement Plan of the Company is a non-contributory, defined benefit retirement plan governed by the Employee Retirement Income Security Act of 1974. With limited exceptions, all employees of the Company and its participating subsidiaries (including executive officers) are eligible to participate provided they meet certain service requirements. Benefits are paid to or on behalf of each participant upon retirement, normally at age 65, and under certain circumstances upon death. Benefits under the plan are credited to the employee each year based upon years of service and remuneration during such year of service.

Retirement benefits vest partially after three years of service and fully after seven years of service, or upon the participant’s 65th birthday. Benefits payable under the plan are adjusted to reflect the form of payment elected by the participant. The following table shows the annual pension benefits for retirement at age 65 which would be payable to retiring employees with representative earnings and years of service:

Pension Plan Table

	Years of Service(2) (3)
Assumed Average Compensation(1)	10	20	30

$ 25,000	$2,260	$4,520	$6,780
50,000	4,760	9,520	14,280
75,000	7,260	14,520	21,780
100,000	9,760	19,520	29,280
125,000	12,260	24,520	36,780
150,000	14,760	29,520	44,280
175,000	15,760	31,519	47,279

(1)	Assumed average compensation is based upon regular base compensation before deduction for taxes or group insurance averaged for each year in the plan.

(2)	Represents annual retirement benefits payable at normal retirement age. To the extent a participant’s service was rendered prior to February 1, 1964, the effective date of the plan, actual benefits will be slightly lower than the benefits shown in the table.

(3)	The benefits shown are for straight-life annuity payments and are not subject to deduction for Social Security or other offset amounts; alternative forms of benefit payments are available under the plan.

Messrs. Robert Virtue, Douglas Virtue, Dose, Ms. Swafford and Mr. Wonder have 48, 19, 14, 9 and 26 credited years of service and $74,000, $98,000, $123,000, $128,000 and $94,000 of assumed average compensation, respectively, under the plan. From time to time the Company may amend the formula used to determine the benefits applicable to certain management personnel who also participate in the VIP Plan. However, the effect of any such change may not result in a modification to such individual’s overall retirement benefits as determined under the VIP Plan, although a change may alter the plan under which such benefits are paid.

Effective December 31, 2003, the Company froze benefit accruals under the Plan. It is the intent of the Company to restore a retirement benefit when the Company’s financial condition allows.

Management Employees Life Insurance Plan

In August 1985, the Board of Directors adopted the Management Employees Life Insurance Plan, which provides for the Company to obtain life insurance policies on management employees selected by the Board. Effective January

2004, the Company terminated the life insurance plan, other than for one employee due to extenuating circumstances. The Company eliminated the plan for active employees altogether prior to January 31, 2006.

Widow’s Salary Continuation Plan

In August 1985, the Board of Directors approved the Widow’s Salary Continuation Plan, which provides for surviving widow benefits to be paid by the Company upon the deaths of Messrs. Julian A. Virtue and Donald Heyl, the former Presidents of the Company. The widows of Mr. Virtue and Mr. Heyl are currently receiving $5,000 per month under the plan. In 2005, the Company paid $60,000 to each of Mrs. Virtue and Mrs. Heyl.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

None of Virco’s named executive officers has employment or severance arrangements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of Robert K. Montgomery, Donald A. Patrick and James R. Wilburn, none of whom is an officer or employee of the Company. Mr. Montgomery is a partner of the law firm Gibson, Dunn & Crutcher LLP, which has provided legal services to the Company. The Company expects that such law firm will continue to render legal services to the Company in the future.

CODE OF ETHICS

The Company has adopted a “Code of Ethics,” which is applicable to its chief executive officer and senior financial officers, including the principal accounting officer. The “Code of Ethics” is available on Virco’s website at www.virco.com. The Company intends to post amendments to or waivers under the Code of Ethics at this location on its website. Upon written request, the Company will provide a copy of the Code of Ethics free of charge. Requests should be directed to Virco Mfg. Corporation., 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Robert K. Montgomery served in 2005 as a member of the Board of Directors of the Company as a Class III Director. Mr. Montgomery is a partner of the law firm Gibson, Dunn & Crutcher LLP, which has provided legal services to the Company. The Company expects that such law firm will continue to render legal services to the Company.

REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is responsible for developing the Company’s executive compensation policies and making recommendations to the Board of Directors with respect to these policies. In addition, the Committee makes annual recommendations to the Board of Directors concerning the compensation paid to the Chief Executive Officer and to each of the other executive officers of the Company.

Executive Compensation Policy

The goals of the Company’s executive compensation policy are to attract and retain qualified executives and to ensure that their efforts are directed toward the long-term interests of the Company and its stockholders. The Company is striving to generally position executive salaries at median competitive levels and to rely on variable, performance-based bonuses to play a significant role in determining total compensation. In addition, by establishing the 1993 and 1997 Stock Incentive Plans, the Company further linked executive and stockholder interests.

The Compensation Committee annually reviews salaries, bonuses and other aspects of executive compensation. In general, the purpose of such annual reviews is to ensure that the Company’s overall executive compensation program remains competitive with comparable businesses and that total executive pay reflects both the individual’s performance as well as the overall performance of the Company.

Base Salary

Each year, the performance of executives is reviewed and, based upon an assessment of individual performance, the Company’s performance, and a comparison of the Company’s executive compensation levels and plans with those of other companies in the furniture manufacturing business, a salary increase may be awarded. In 2005, based upon such review, the Compensation Committee concluded that certain executive salaries should be adjusted to perceived competitive levels, as well as the Compensation Committee’s evaluation of the overall performance of the Company and the performance of each executive officer.

The salary of Mr. Robert A. Virtue, the Company’s Chief Executive Officer, was determined on the foregoing basis in addition to consideration of the salary levels of the chief executive officers of other furniture manufacturers, the Company’s operating results in 2005, the Company’s stock performance, the effect of the general economy on the Company’s performance and the success of the Company in addressing certain goals.

Bonuses

Early each year the Board of Directors considers and approves an annual profit plan for the Company, which establishes a target level of overall Company profits, excluding certain non-recurring items. The bonuses payable to the Chief Executive Officer and the other executive officers are tied to the Company’s actual performance relative to the annual profit plan. In 2005, a consolidated bonus plan was utilized to determine the bonuses of general managers, as well as the Chief Executive Officer and the other executive officers. In 2005, the Chief Executive Officer was eligible to receive a bonus equal to 45% of his salary, with a potential increase to up to 60% of his salary, and each of the executive officers was eligible to receive a bonus equal to 35% of his or her salary, with a potential increase to up to 50% of his or her salary, if the annual profit plan target level had been achieved. In general, the target bonus amount was subject to a 1% increase for each $160,000 that the Company’s actual profits exceeded the plan’s targeted profit level and a 1% decrease for each $160,000 that the plan’s targeted profit level exceeded the Company’s actual profits. No bonuses have been paid to any member of the executive management team in the last three fiscal years.

THE COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS

Donald A. Patrick, Chair
Robert K. Montgomery
James R. Wilburn

The report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States.

In this context, the Audit Committee has reviewed and discussed the audited financial statements included in the Company’s Form 10-K with management and the independent auditors, including their judgment of the quality and appropriateness of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), SEC rules, and other applicable standards. In addition, the Audit Committee has received from the independent auditors the written disclosures, pursuant to the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has also considered whether the independent auditors provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee also reviewed and discussed with management its report on internal control over financial reporting and the related audit performed by the independent auditors which confirmed the effectiveness of the Company’s internal control over financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be incorporated by reference in the Company’s Annual Report on SEC Form 10-K for the year ended January 31, 2006, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

Evan M. Gruber, Chair
Donald S. Friesz
Albert J. Moyer
Donald A. Patrick

The report of the Audit Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

The stock performance graph set forth below illustrates the Company’s performance in total stockholder return over the period February 1, 2001 through January 31, 2006, relative to the following external indices: (a) the American Stock Exchange market value index (“AMEX Market Index”) and (b) a peer group. Each line on the stock performance graph assumes that $100.00 was invested in the Common Stock and the respective indices on February 1, 2001. The graph then tracks the value of these investments, assuming reinvestment of dividends, through January 31, 2006.

	2001	2002	2003	2004	2005	2006
VIRCO MFG. CORPORATION	100.00	102.36	108.96	90.44	96.60	81.71
PEER GROUP	100.00	125.29	99.92	148.97	160.63	167.31
AMEX MARKET INDEX	100.00	87.94	86.64	121.62	130.30	158.05

The cumulative total return shown on the stock performance graph indicates historical results only and is not necessarily indicative of future results.

(1) The peer group comprises all companies identified by CoreData Industry Group 313 — Business Equipment — which are as follows: American Locker Group, Cash Systems, Inc., Champion Industries Inc., Diebold Inc., Dorel Industries Inc. B, Falcon Products Inc., Fiberstars Inc., Franklin Electronic Publishers Incorporated, General Binding Corporation, Genlyte Group Inc., Global Payment Tech Inc., Gradco Systems Inc., Herman Miller Inc., Hon Industries Inc., Hypercom Corporation, International Lottery & Totalizer Systems, Inc., Kimball International, Knape & Vogt Manufacturing Company; Kronos Inc., Lipman Electronic Engine, LSI Industries Inc., Mity Enterprises Inc., Moneyflow Systems International, Nam Tai Electronics Inc., Par Technology Corporation, Pitney Bowes Inc., Steelcase Inc., Techlite Inc., Thomas Industries Inc., Ultradata Systems, Vitacube Systems Holdings, Xerox Corporation, and the Company.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Ernst & Young LLP was selected by the Audit Committee of the Board of Directors to examine the accounts of the Company for fiscal year 2005. The Audit Committee is directly responsible for the engagement of the outside auditor. In making its determination, the Audit Committee reviewed both the audit scope and estimated audit fees for the coming year. Each professional service performed by Ernst & Young LLP during the fiscal year ended January 31, 2006, was reviewed, and the possible effect of such service on the independence of the firm was considered, by the Audit Committee. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Audit Committee has adopted policies and procedures for pre-approving all audit services, audit-related services, tax services and non-audit services performed by Ernst & Young LLP. Specifically, the Audit Committee has pre-approved the use of Ernst & Young LLP for detailed, specific types of services within the following categories: annual audits, quarterly reviews and statutory audits, preparation of certain corporate tax returns, regulatory implementation and compliance and risk assessment guidance. In each case, the Audit Committee has also set specific annual ranges or limits on the amount of each category of services which the Company would obtain from Ernst & Young LLP, which limits and amounts are established periodically by the Audit Committee. Any proposed services exceeding these levels or amounts require specific pre-approval by the Audit Committee. The Audit Committee monitors the performance of all services provided by the independent auditor, to determine whether such services are in compliance with the Company’s pre-approval policies and procedures.

Fees Paid to Ernst & Young LLP

The following table shows the fees that the Company paid or accrued for the audit and other services provided by Ernst & Young for fiscal years 2005 and 2004.

	2005	2004

Audit Fees	$570,400	$609,000
Audit-Related Fees	39,000	34,500
Tax Fees	48,620	45,250
All Other Fees	—	—

Total	$658,020	$688,750

Audit Fees.  Audit fees are the aggregate fees for services of the outside auditor for audits of our annual financial statements, the audit of management’s assessment of internal control over financial reporting and the independent registered accounting firm’s own audit of our internal control over financial reporting, including testing and compliance with Section 404 of the Sarbanes-Oxley Act, and review of our quarterly financial statements included in our Forms 10-Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees.  Audit-related fees are those fees for services provided by the outside auditor that are reasonably related to the performance of the audit or review of our financial statements and not included as audit fees. The services for the fees disclosed under this category include the audit of Virco’s 401(k) and Qualified Pension Plans.

Tax Fees.  Tax fees are those fees for services provided by the outside auditor, primarily in connection with the Company’s tax compliance activities, including technical tax advice related to the preparation of tax returns.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Company’s Audit Committee has selected Ernst & Young LLP, independent auditors, to audit its financial statements for the fiscal year ending January 31, 2007, and recommends that the stockholders vote for ratification of that appointment. The Company’s Audit Committee has reviewed the professional services provided by Ernst & Young LLP, as described above, has considered the possible effect of such services on the independence of the firm, and has determined that such services have not affected Ernst & Young LLP’s independence. Notwithstanding this selection, the Audit Committee, in its discretion, may direct the appointment of new auditors at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its stockholders. If there is a negative vote on ratification, the Audit Committee will reconsider its selection.

The affirmative vote of a majority of the votes cast is required to ratify the Audit Committee’s selection. In addition, the affirmative votes must represent at least a majority of the required quorum. If the stockholders reject the selection, the Board of Directors will reconsider its selection. The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP.

Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who beneficially own more than 10% of any equity security of the Company to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission and to furnish copies of these reports to the Company. Based solely on a review of the copies of the forms that the Company received, and other information available to it, to the best of the Company’s knowledge the following officers each filed one late report, reporting one transaction each: Robert Dose, Bassey Yau, Patricia Quinones, D. Randal Smith, Lori Swafford and Larry Wonder.

2006 Stockholder Proposal.  If a stockholder wishes to submit a proposal for consideration at the 2007 Annual Meeting of the Stockholders and wants that proposal to appear in the Company’s proxy statement and form of proxy for that meeting, the proposal must be submitted to Virco’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501, no later than January 23, 2007. If a stockholder wishes to submit a proposal for consideration at the 2007 Annual Meeting of the Stockholders without including that proposal in the Company’s proxy statement and form of proxy, the Company’s bylaws require the stockholder to provide the Company with written notice of such proposal no less than 120 days in advance of such meeting or, if later, the tenth day following the first public announcement of the date of such meeting. Such notice should be sent to Virco’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501.

Additional Matters Considered at Annual Meeting.  The Board of Directors does not know of any matters to be presented at the 2006 Annual Meeting other than as stated herein. If other matters do properly come before the Annual Meeting, the persons named on the accompanying proxy card will vote the proxies in accordance with their judgment in such matters.

Availability of Annual Report.  The Annual Report to the Stockholders of the Company for the fiscal year ended January 31, 2006 is being mailed to stockholders concurrently herewith and is also available online at  http://www.virco.com.

The Company will also provide without charge a copy of its Annual Report on Form 10-K, including financial statements and related schedules, filed with the Securities and Exchange Commission, upon written or oral request from any person who was holder of record, or who represents in good faith he/ she was a beneficial owner, of Common Stock of the Company on April 21, 2006. Any such request shall be addressed to the Company at 2027 Harpers Way, Torrance, California 90501, Attention: Corporate Secretary or by calling (310) 533-0474.

By Order of the Board of Directors

/s/  Robert E. Dose
Robert E. Dose
Secretary

Torrance, California
May 23, 2006

APPENDIX A

VIRCO MFG. CORPORATION

AUDIT COMMITTEE CHARTER

This charter sets forth the authority and responsibility of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Virco Mfg. Corporation. (the “Company”).

1.  Purpose and Authority.

The primary purposes of the Committee are to prepare the report that Securities and Exchange Commission (“SEC”) rules require to be included in Company’s annual proxy statement and to assist the Board in fulfilling its oversight responsibilities to the stockholders of the Company relating to:

•	the integrity of the Company’s financial statements, including disclosure controls and procedures;

•	the Company’s compliance with legal and regulatory requirements;

•	the independent auditor’s qualifications and independence; and

•	the performance of the Company’s internal audit function and internal controls and the Company’s independent auditors.

The Committee will primarily fulfill these responsibilities by carrying out the activities listed below in Section V of this charter. Subject to any restrictions or limitations on the delegation of power and authority imposed by the rules or regulations promulgated by the SEC, the American Stock Exchange (“AMEX”) or other regulatory authority, or by applicable law, the Committee shall have and may exercise all the powers and authority of the Board of Directors reasonably necessary or advisable for the Committee to effectuate its purposes and perform its responsibilities as set forth in this Section I and in Section V of this charter.

2.  Composition.

The Committee will be appointed annually to serve at the pleasure of the Board and will be comprised of not less than three Directors. The Board shall designate one member of the Committee to be Chair. Vacancies in the Committee may be filled at any meeting of the Board.

Each member of the Committee shall be independent and free from any relationship that in the opinion of the Board would interfere with the exercise of independent judgment as a member of the Committee. For purposes of determining Director independence, the term “independent” shall also mean a Director who meets the definition of “independence” for members of an audit committee set forth in the Company Manual of the AMEX and Section 10(A)(m)(3) of the Securities Exchange Act of 1934, as amended. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall be a “financial expert,” as defined in rules promulgated by the SEC. Committee members are encouraged to enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company and by outside services.

No member of the Committee shall serve simultaneously on the audit committee of more than three public companies (including the Company).

3.  Meetings.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. Regular meetings of the Committee may be held without call or notice at such times and places as the Committee from time to time may fix. Special meetings of the Committee may be called by the Chairman of the Committee or by the Secretary of the Company when requested to do so by any two members of the Committee or by the Company’s independent or internal auditors. Notice shall be given in the same manner as notice of special meetings of the Board.

Any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting if consent in writing is given thereto by all members of the Committee and such consent is filed with the minutes.

Minutes of the meetings of the Committee will be prepared and kept in the minute books of the Company, together with minutes of meetings of other committees of the Board. These minutes shall be made available to the members of the Board from time to time for their information.

4.  Quorum.

A majority of the members of the Committee, but no fewer than two persons, shall constitute a quorum for the transaction of business at any meeting of the Committee. Any action of the Committee to be effective must be authorized by the affirmative vote of a majority of the members thereof present and in any event shall require not less than two affirmative votes.

5.  Responsibilities and Duties.

To fulfill its responsibilities and duties the Committee shall:

Meet and Review Documents/Reports

1. Review and, as appropriate, update this Charter at least annually.

2. Review and discuss with management and the independent auditors the Company’s annual and quarterly financial statements and annual and quarterly reports on Forms 10-K and 10-Q, respectively, prior to filing each such report, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and any certification, report, opinion or review rendered by the independent auditors with respect thereto.

3. Discuss the general types of information to be disclosed, and the type of presentation to be made, in the Company’s earnings press releases and in the financial information and earnings guidance, if any, provided to analysts and rating agencies.

4. Meet separately, periodically, with management, the internal auditors (or other personnel responsible for the internal audit function) and with independent auditors.

5. Report to the Board of Directors following meetings of the Committee.

Independent Auditors

6. Appoint the firm of independent certified public accountants to serve as the Company’s independent auditors, which firm shall report directly to the Committee, and retain or terminate, when appropriate, such firm. The Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors.

7. Obtain and review at least annually a report by the independent auditors describing: (a) the firm’s internal quality control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (c) all relationships between the independent auditors and the Company, including services performed for the Company and fees charged to the Company, and all other relationships that may adversely affect the independence of the auditors.

8. Consider, at least annually, the independence of the independent auditors, including all relationships between the Company and the independent auditors and whether such auditors’ performance of permissible non-audit services is compatible with the auditors’ independence.

9. Pre-approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee shall have sole authority to carry out the responsibilities set forth in this Paragraph 9.

10. Review with the independent auditors the degree to which leased employees were used (if at all) in the performance of the independent accounts services.

11. Approve the hiring by the Company of any current employee of the independent auditors or any former employee of the independent auditors employed by the independent auditors within the prior one-year period;

provided that, in no event shall the Committee approve the hiring by the Company of a chief executive officer, controller, chief financial officer, chief accounting officer or any person that would serve in an equivalent position for the Company if such person was employed by the independent auditors and participated in the audit of the Company during the one-year period preceding the date of the initiation of the most recent audit.

Financial Reporting Processes

12. In consultation with the independent auditors, management and the internal auditors, review the integrity of the Company’s financial reporting processes, both internal and external, and the fullness and accuracy of the Company’s financial statements.

13. Review the adequacy of the Company’s internal controls.

14. Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied to financial reporting.

15. Consider and approve, if appropriate, major changes to the Company’s internal auditing and accounting principles and practices as suggested by the independent auditors or management.

16. Establish regular and separate systems of reporting to the Committee by management and the independent auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

17. Review with the independent auditors any problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of work or access to requested information, any significant disagreements between the independent auditors and management, and management’s response to such problems or difficulties.

18. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

19. Establish procedures, pursuant to rules or regulations that may be issued from time to time by the SEC and/or the AMEX, for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of legitimate concerns by employees regarding accounting and auditing matters.

20. Prepare the report that SEC rules require to be included in the Company’s annual proxy statement.

Risk Assessment

21. Evaluate the Company’s guidelines and policies with respect to risk assessment and risk management.

Ethical and Legal Compliance

22. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

23. Review with the Company’s counsel, legal compliance matters including securities laws compliance and any legal matter that could have a significant impact on the Company’s financial statements.

24. Obtain such advice and assistance from outside legal, accounting or other advisors as deemed appropriate by the Committee in its sole discretion. The Committee is specifically empowered to retain these advisors without seeking approval from the Board.

General

25. Review and discuss the adequacy of the Company’s disclosure controls and procedures.

26. Conduct an annual performance evaluation of the Committee in accordance with, and as required by, rules that may be issued by the AMEX from time to time.

27. Perform any other activities consistent with this charter, the Company’s Certificate of Incorporation and Bylaws, and governing law as the Committee or the Board deems necessary or appropriate.

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
VIRCO MFG. CORPORATION
Annual Meeting of Stockholders — June 20, 2006
The undersigned hereby appoints ROBERT A. VIRTUE, DOUGLAS A. VIRTUE and ROBERT E. DOSE, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Virco Mfg. Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held June 20, 2006 or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.
(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING IN THE DISCRETION OF THE HOLDERS OF THIS PROXY
Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The Board of Directors recommends a vote FOR item 1.		FOR	WITHHELD FOR ALL
1.	Election of Directors Nominees:	☐	☐
01	Robert A. Virtue
02	Robert K. Montgomery
03	Donald A. Patrick

Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)

The Board of Directors recommends a vote FOR item 2.
		FOR	AGAINST	ABSTAIN
2.	Ratification of Appointment of Independent Auditors	☐	☐	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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Telephone and Internet voting is available through 11:59 PM EST the day prior to annual meeting day.
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as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/vir Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
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